Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Chia Hsun Wu, Chief Executive Officer of Uni Core Holdings Corporation (Company), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

•

the amended Quarterly Report on Form 10-Q/A of the Company for the quarter ended December 31, 2012 (Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date:	May 2, 2013

/s/ Chia Hsun Wu
Chia Hsun Wu
Chief Executive Officer
(Principal Executive Officer)